UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

Energem Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-41070	N/A
(Commission File Number)	(IRS Employer Identification No.)

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi, Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +(60) 3270 47622

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi, Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia 59200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one redeemable warrant	ENCPU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ENCP	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ENCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Adjustment of Proposed Extension Payment

Energem Corp. (the “Energem”) has revised the terms of the previously announced proposed amendment (the “Extension Amendment”) to its Energem’s amended and restated memorandum and articles of association (the “Energem M&A”) to be considered by its shareholders at an Extraordinary General Meeting of Shareholders to be held November 11, 2022 (the “Special Meeting”) along with a proposed amendment to the investment management trust agreement between Continental Stock Transfer & Trust Company, as trustee (“Continental”), and Energem governing the trust account (the “Trust Account”) established in connection with Energem’s initial public offering dated November 18, 2021, which is referred to as the Trust Amendment.

As originally proposed, the Extension Amendment provided for a deposit into the Trust Account of an additional $0.0333 per unit for each month extended for up to nine one-month extensions to the date by which Energem must complete its initial business combination (the “Extended Date”), at Energem’s option.

As revised, the Extension Amendment would increase the amount that must be deposited in the Trust Account by Energem each month that it exercises the extension by an additional $0.045 per unit for each month extended. The Extended Date remains the same as proposed in the Extension Proposal.

As previously reported, on August 1, 2022, Energem Corp., a Cayman Islands exempted company (the “Energem”), entered into a share purchase agreement (the “Share Purchase Agreement”) with Graphjet Technology Sdn. Bhd., a Malaysian private limited company (“Graphjet”), that converts palm kernel shells to essential raw materials such as graphene and graphite used to produce batteries in the electric vehicle space among other products.

Pursuant to the Share Purchase Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated by the Share Purchase Agreement each shareholder of Graphjet shall sell to Energem, and Energem shall purchase from each shareholder, all of the issued and outstanding shares of Graphjet, and Graphjet shall become a wholly-owned subsidiary of Energem; and (iii) Energem will change its name to Graphjet Technology (the “Business Combination”).

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

Energem and its directors and executive officers may be deemed participants in the solicitation of proxies from Energem’s shareholders with respect to the Business Combination and related matters. A list of the names of those directors and executive officers and a description of their interests in Energem is contained in Energem’s definitive Registration Statement on Form S-1, as filed on November 17, 2021, File No. 333-259443, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Energem Corp., Level 3, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Bangsar South Wilayah Persekutuan Kuala Lumpur, Malaysia. Additional information regarding the interests of such participants will be contained in the Prospectus and Proxy Statement when available.

The Target and its directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from Energem’s shareholders in connection with the Business Combination and related matters. A list of the names of such parties and information regarding their interests in the Business Combination and related matters will be included in the Prospectus and Proxy Statement when available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Graphjet’s industry and market sizes, future opportunities for Energem and Graphjet, Energem and Graphjet’s estimated future results and the transactions contemplated by the Share Purchase Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Share Purchase Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Energem’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Share Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of Energem’s securities; (ii) the risk that the transactions contemplated by the Share Purchase Agreement may not be completed by Energem’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Energem; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Share Purchase Agreement, including the adoption of the Share Purchase Agreement by the shareholders of Energem, the satisfaction of the minimum cash amount following redemptions by Energem’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a track record for Graphjet to determine the market’s reaction to its technology; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Share Purchase Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Share Purchase Agreement on Graphjet’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Share Purchase Agreement disrupt current plans and operations of Graphjet; (viii) the outcome of any legal proceedings that may be instituted against Graphjet or Energem related to the Share Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of Energem’s securities on Nasdaq Global Market; (x) the price of Energem’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Graphjet operates, variations in performance across competitors, changes in laws and regulations affecting Graphjet’s business and changes in the capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Share Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Graphjet operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact Graphjet’s operations; (xiii) the risk that Graphjet and its current and future collaborators are unable to successfully develop and commercialize Graphjet’s products or services, or experience significant delays in doing so; (xiv) the risk that Graphjet may not achieve or sustain profitability; (xv) the risk that Graphjet will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that Graphjet experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Energem and Graphjet or the date of such information in the case of information from persons other than Energem or Graphjet, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Graphjet’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Energem has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGEM CORP.

Date: November 9, 2022	By:	/s/ Swee Guan Hoo
	Name:	Swee Guan Hoo
	Title:	Chief Executive Officer